EXHIBIT 10.7



                                     SAMPLE

                                 LOAN AGREEMENT

                                     BETWEEN

                             CHARTER MANAGEMENT, LLC

                                       AND

                     NATIONAL ENERGY SERVICES COMPANY, INC.




                                   DATED , 2



                                   RELATING TO

                                 LOAN AGREEMENT

THIS LOAN AGREEMENT is made as of the day of , 2 , by and between CHARTER MANAGEMENT, LCC, an Ohio corporation ("CHARTER"), and NATIONAL ENERGY SERVICES COMPANY, INC. ("NESC"), as it relates to _______________________, ("Customer").


The parties hereto, intending to be legally bound hereby, agree as follows:

1.   Definitions.

     Terms which are capitalized but not defined herein shall have the meaning ascribed such term in the Master Agreement.

     "Affiliates" shall have the meaning set forth in rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

     "Customer" shall mean the enity that has purchased services from NESC and Charter.

     "Loan Agreement" shall mean this Loan Agreement, all Appendices and Schedules attached hereto, and all amendments hereof and supplements hereto.

     "Energy Service Agreement" shall refer to the agreement entered into by the Customer, NESC and Charter.

     "Note" shall refer the attached promissory note.

     "Loan"  shall  mean  the  loan  provided  to NESC  pursuant  to  this  Loan
Agreement.

2.   Loan Program

     A. Project Loan. Subject to the terms and conditions hereof, the Note (as hereinafter defined and made a part of this agreement), the Energy Services Agreement, and the Master Agreement, CHARTER agrees to make advances to NESC as requested to finance the Project (such advances being herein after collectively called the "Loan"). The obligation of NESC to repay to CHARTER the loan shall be evidenced by this Loan Agreement and the attached promissory note, both executed by NESC. Interest on the Loan shall accrue and be payable as provided herein, in the Note and in the Master Agreement.

     B. Use of Proceeds. NESC shall use all funds from the Loan to finance the Project in accordance with the terms of the Master Agreement and the Energy Services Agreement. In no event shall the funds be used for any other purpose.

     C. Payment of Loan. NESC shall make all payments on the Loan no later than thirty (30) days following the day on which the related payments are due to be paid by the Customer under the Energy Service Agreement. NESC shall make all payments, which it owes no later than noon, Eastern Standard Time, at Charter's North Ridgeville, Ohio address.

     D. Security. The Loan will be secured by security documents executed in favor of CHARTER by NESC covering accounts receivable related to the Customer, the Energy Service Agreement, and other assets of NESC. NESC agrees to execute in favor of CHARTER, upon CHARTER's request, such documents in a manner and form acceptable to CHARTER. Failure of NESC to execute such security documents, and to cooperate with CHARTER in the filing necessary to perfect any such security interests, shall constitute a default under this Loan Agreement and the Master Agreement. CHARTER shall have the right to file this Loan Agreement and the Energy Service Agreement, to the extent permitted by applicable law, to evidence its security interests.

3.   Books and Records; Reporting Requirements.


     CHARTER shall maintain accurate and detailed records of the Loan. CHARTER may make available upon the reasonable request and at the expense of NESC analytical reports of the Loan.

4.   Representations and Warranties.

     A.   NESC. NESC represents and warrants to CHARTER that:

          I. NESC is a corporation duly organized, legally existing and in good standing under the laws of the State of Nevada, has the power to own its own properties and to conduct its business as presently conducted, and is duly qualified to do business, in each jurisdiction in which such qualification is required by law;

          II. NESC has full power and authority to enter into this Loan Agreement, to execute and deliver all documents and instruments required hereunder and thereunder, and to incur and perform the obligations provided for herein and therein, all of which have been duly authorized by all necessary corporate action, and no consent or approval of any person, including, without limitation, the shareholders of NESC and any governmental authority is required as a condition to the validity or enforceability hereof or thereof, except for such consents and approvals that have been previously obtained;

          III. This Loan Agreement has been duly executed and delivered by NESC and constitutes the valid and legally binding obligation of NESC, and is fully enforceable against NESC in accordance with its terms, subject to bankruptcy and other laws affecting the rights of creditors generally, and the exercise of judicial discretion in accordance with general principles of equity; and

          IV. The execution, delivery and performance by NESC of this Loan Agreement and the transactions contemplated hereby will not violate (A) any provision of law or any order, rule or regulation of any court or governmental authority, (B) the corporate charter or bylaws of NESC, or (C) any instrument, contract, Loan Agreement, indenture or other document or obligation to which NESC is a party or by which NESC, or any of its property, is bound, which violation would have a material adverse impact on the Program, the Loans, or NESC's performance hereunder.

     B.   CHARTER. CHARTER represents and warrants to NESC that:


          I. CHARTER is duly organized, legally existing and in good standing under the laws of the State of Ohio, has the power to own its own properties and to conduct its business, and is duly qualified to do business, and is in good standing, in each jurisdiction in which such qualification is required by law;

          II. CHARTER has full power and authority to enter into this Loan Agreement, to execute and deliver all documents and instruments required hereunder and thereunder, and to incur and perform the obligations provided for herein and therein, all of which have been duly authorized by all necessary action, and no consent or approval of any person, including, without limitation, the members of CHARTER and any governmental authority, which has not been obtained, is required as a condition to the validity or enforceability hereof or thereof;

          III. This Loan Agreement has been duly executed and delivered by CHARTER and constitutes, the valid and legally binding obligations of CHARTER, and is, fully enforceable against CHARTER in accordance with its terms, subject to bankruptcy and other laws affecting the rights of creditors generally, and the exercise of judicial discretion in accordance with general principles of equity; and

          IV. The execution, delivery and performance by CHARTER of this Loan Agreement and the transactions contemplated hereby will not violate (A) any provision of law or any order, rule or regulation of any court or governmental authority, (B) the corporate charter or bylaws of CHARTER, or
     (C) any instrument, contract, Loan Agreement, indenture or other document or obligation to which CHARTER is a party or by which CHARTER, or any of its property, is bound.

5.   Compliances.

     CHARTER and NESC each covenants and agrees that it will comply with all applicable federal, state, local and foreign law, rules, regulations and ordinances in the performance of its obligations under this Loan Agreement.

6.       Events of Termination.

     A. NESC Events of Termination. The occurrence of any one or more of the following events shall constitute a "NESC Event of Termination" hereunder:

          I. Any representation herein or hereafter made or supplied to CHARTER by NESC pursuant to this Loan Agreement shall prove to have been, when made or supplied, false or misleading in any material respect;

          II. Failure of NESC to observe, comply with or perform any covenant or condition under this Loan Agreement which remains uncured for a period of thirty (30) days after written notice of such failure by CHARTER;

          III. NESC shall (A) make a general assignment for the benefit of creditors, whether conditional or unconditional and whether or not such assignment is filed in any court and whether or not any court assumes jurisdiction thereof, or (B) become the subject, or permit any of its property to become the subject, of any bankruptcy, reorganization, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation law, statute or proceeding (provided, however, that if any such proceeding has not been initiated by NESC or conducted with its acquiescence or approval, no NESC Event of Termination shall exist unless such proceeding remains undismissed 120 days after the commencement thereof; or

          IV. The termination of the master Loan Agreement due to an incurred breach by NESC; or

          V. The termination of the Energy Service Agreement.

     B. CHARTER Events of Termination. The occurrence of any one or more of the following events shall constitute a "CHARTER Event of Termination" hereunder:

          I. Any representation or information previously, herein or hereafter made or supplied to NESC by CHARTER pursuant to or in connection with this Loan Agreement shall prove to have been, when made or supplied, false or misleading in any material respect;

          II. The failure of CHARTER to observe, comply with or perform any warranty, covenant or condition under this Loan Agreement which remains uncured for a period of thirty (30) days; or

          III. If CHARTER shall (A) make a general assignment for the benefit of creditors, whether conditional or unconditional and whether or not such assignment is filed in any court and whether or not any court assumes jurisdiction thereof, or (B) become the subject, or permit any of its property to become the subject, of any bankruptcy, reorganization, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation law, statute or proceeding (provided, however, that if any such proceeding has not been initiated by CHARTER or conducted with its acquiescence or approval, no CHARTER Event of Termination shall exist unless such proceeding remains undismissed 120 days after the commencement thereof).

7.   Remedies Upon Event of Termination.


     A. NESC Event of Termination. At any time from and after the occurrence of a NESC Event of Termination, CHARTER may terminate this Loan Agreement. In addition to the right of termination, CHARTER shall have all rights and remedies available at law or in equity, which shall be cumulative and enforceable alternatively, successively or concurrently; including the right to accelerate all amounts due under this Loan Agreement, which amounts shall be immediately due and payable.

     B. CHARTER Event of Termination. At any time from and after the occurrence of a CHARTER Event of Termination, NESC may terminate this Loan Agreement. In addition to the right of termination, NESC shall have all rights and remedies available at law or in equity, which shall be cumulative and enforceable alternatively, successively or concurrently.

8.   Notices.

     A. By NESC. NESC covenants and agrees that NESC will: (1) if any report or information previously or hereafter supplied to CHARTER by NESC pursuant to or in connection with the Loan Agreement shall, to the knowledge or belief of NESC, subsequently become inaccurate or misleading in any material respect, promptly notify CHARTER thereof in writing; and (2) promptly after learning thereof, notify CHARTER in writing of (A) any event or circumstance which does or would likely impair in any way the ability of NESC to perform its obligations under this Loan Agreement, (B) any change in the business, operations, business prospects or financial condition of NESC which does or would likely have an adverse effect on the ability of NESC to perform its obligations under this Loan Agreement, and (C) the occurrence of any NESC Event of Termination hereunder.

     B. By CHARTER. CHARTER covenants and agrees that CHARTER will: (1) if any report or information previously or hereafter supplied to NESC by CHARTER pursuant to or in connection with the Loan Agreement shall, to the knowledge or belief of CHARTER, subsequently become inaccurate or misleading in any material respect, promptly notify NESC thereof in writing; and (2) promptly after learning thereof, notify NESC in writing of (A) any event or circumstance which does or would likely impair in any way the ability of CHARTER to perform its obligations under this Loan Agreement, (B) any change in the business, operations, business prospects or financial condition of CHARTER which does or would likely have an adverse effect on the ability of CHARTER to perform its obligations under this Loan Agreement, and (C) the occurrence of any CHARTER Event of Termination hereunder.

9.   Not a Joint Venture.

     The parties hereto expressly state their understanding and intention that their relationship shall be one of independent contractors, and that this Loan Agreement does not and shall not be construed to establish a partnership, joint venture, or other form of business association between NESC and CHARTER and/or any other party.

10.  Successors and Assigns.

     This Loan Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and assigns.

11.  Marketing Materials.

     All public statements, notices, advertisements, circulars and other marketing materials prepared or issued by either party hereto relating to any part of this Loan Agreement or the participation of CHARTER or NESC in the Program must be approved in advance by all parties to this Loan Agreement, and any such approval shall not be unreasonably withheld or delayed. NESC shall be solely responsible for the content of any such information directed to Customers which NESC has reviewed and approved and which relates to NESC's role in the Program.

12.  Confidentiality.

     Unless otherwise permitted by this Loan Agreement or agreed by the parties hereto, NESC and CHARTER agree to refrain from disclosing the terms and conditions of this Loan Agreement or any part hereof to any third party except as may be required by law.

13.  Limitation of Liability; Indemnities.

     Except as may be otherwise provided in this Paragraph, neither party shall be liable to the other, under this Loan Agreement or otherwise, whether based in contract, strict liability, tort (including negligence) or warranty (whether express or implied) for any of the other party's indirect, incidental, consequential, or special damages of any nature whatsoever. Notwithstanding the foregoing:

     A. CHARTER shall indemnify, defend and hold NESC harmless with respect to any claims, expenses (including court costs and attorney's fees and expenses), liability or damages, whether based in contract, strict liability, tort (including negligence), warranty or otherwise, arising out of (1) any representation or warranty of CHARTER contained in this Loan Agreement being false or misleading in any material respect, or
          (2) the negligence, fraud or other misconduct of CHARTER, its employees and agents, and

     B. NESC shall indemnify, defend and hold CHARTER harmless with respect to any claims, expenses (including court costs and attorney's fees and expenses), liability or damages, whether based in contract, strict liability, tort (including negligence), and warranty or otherwise, arising out of (1) any representation or warranty of NESC contained in this Loan Agreement being false or misleading in any material respect,
          (2) the failure of NESC to comply with any applicable federal, state or local law, rule, regulation or ordinance, unless such failure was attributable to the negligence, fraud, or other misconduct of CHARTER, its employees or agents, or (3) the negligence, fraud or other misconduct of NESC or any of its employees and agents.

14.  Severability.

     In the event any provision, or any part or portion of any provision, of this Loan Agreement shall become or be declared unlawful, invalid, void or otherwise unenforceable, the rights and obligations of the parties shall be reduced only as much as is required to remove or cure such unenforceability.

15.  Modification.


     No modification or waiver of any provision of this Loan Agreement, and no consent by any party to any failure of the other party to comply with any provision of the Loan Agreement, shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement thereof is sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

16.  Entirety.


     This Loan Agreement contains the entire understanding between CHARTER and NESC with respect to the subject matter hereof and supersedes any prior or contemporaneous agreement or understanding between the parties. The parties shall not be bound by or be liable for any statement, representation, promise, inducement or understanding of any kind or nature not set forth or provided for herein.

17.      No Waiver.

     Failure by CHARTER or NESC to exercise any rights hereunder shall not operate as a waiver of any such party's right to asset or rely upon any such right in the future or as consent to any other default.

18.      Applicable Law; Jury Trial.

     This Loan Agreement shall be construed in accordance with, and governed by, the internal laws of the State of Ohio, except that conflict-of-laws provisions shall not be invoked in order to apply the laws of any other state or jurisdiction. NESC AND CHARTER EACH HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING BROUGHT BY EITHER PARTY AGAINST THE OTHER PARTY WITH RESPECT TO THIS LOAN AGREEMENT, OR ANY OF THE LOAN AGREEMENTS, DOCUMENTS OR INSTRUMENTS DELIVERED OR TO BE DELIVERED IN CONNECTION WITH THIS LOAN AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF OHIO OR OF THE

     UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF OHIO, AND, BY EXECUTION AND DELIVERY HEREOF, NESC AND CHARTER EACH ACCEPTS AND CONSENTS TO, FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND
     UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY ACTION OR PROCEEDING BROUGHT BY NESC AND/OR CHARTER, AS APPLICABLE. BOTH NESC AND CHARTER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS LOAN AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN
     CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE PARTIES HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR NESC TO ENTER INTO THIS LOAN AGREEMENT.

19.  Survival and Merger; Term.

     All representations, warranties, covenants, conditions and agreements contained herein shall survive the execution and delivery hereof. This Loan Agreement contains the entire agreement of the parties with respect to the matters covered and the transactions contemplated hereby, and no agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein, shall be valid or binding. The term of this Loan Agreement shall be ten (10) years, provided, however, that the Loan Agreement may be terminated sooner
     (1) by CHARTER in accordance with the provisions of Paragraph 8(A) hereof following the occurrence of a NESC Event of Termination, (2) by NESC in accordance with the provisions of Paragraph 8(B) hereof following the occurrence of a CHARTER Event of Termination, (3) if such termination is required by order of any regulatory body having jurisdiction over either CHARTER or NESC.

20.      Notice Procedure.

     Notices to the parties concerning this Loan Agreement shall be effective only when in writing and delivered personally, given by facsimile with written confirmation copy following, or mailed by first class United States mail, postage prepaid to the authorized representative or corporate officer of the other party. Notices sent by mail shall be deemed given and received upon the earlier of actual delivery in writing or three (3) days after such shall be deposed in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, to the address indicated below (or to such other address as a party shall specify to the other in writing). When speed of notice is essential, written notice shall be preceded by other appropriate communication. Notices shall be sent to the following addresses:

                  If to NESC:
                           National Energy Services Corporation
                           3153 Fire Road, Suite 2C
                           Egg Harbor Township, NJ 08234
                           Attn: John A. Grillo
                           Phone: 800-758-9288
                           FAX:  609-383-2736

                  And if to CHARTER:

                           Charter Management, LLC
                           34100 Center Ridge Road, Suite 10
                           North Ridgeville, OH 44039
                           Attn: John T. O'Neill
                           Phone: 440-327-9777
                           FAX: 440-327-6172

21.  Headings.

     Paragraph headings contained herein are inserted for convenience purposes only and shall have no effect on interpretation or construction of this Loan Agreement.

22.  Counterparts.

     This Loan Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same agreement.

23.  Further Assurances.

     To the extent permitted by law, CHARTER and NESC agree that each of them will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, such supplements hereto and such further instruments as may be reasonably required or appropriate to further express the intention of, or to facilitate the performance of, this Loan Agreement.


IN WITNESS WHEREOF, the parties have caused this Loan Agreement to be executed by their duly authorized representatives as of the date and year first above written.


                  National Energy Services Company, Inc.

                  By:
                           -----------------------------------------------------
                           John A. Grillo, President


                  CHARTER MANAGEMENT, LLC

                  By:
                           -----------------------------------------------------
                           John T. O'Neill, President